SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     July 22, 1997




                       RESORT INCOME INVESTORS, INC.
           ----------------------------------------------------
          (Exact name of registrant as specified in its charter)




    Delaware                    1-10084                 36-3593298
-----------------             ------------            ---------------
(State of or other            (Commission             (IRS Employer
jurisdiction of               File Number)            Identification
incorporation)                                        Number)




150 South Wacker Drive, Suite 2900, Chicago, Illinois         60606
-----------------------------------------------------       ----------
(Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code    (312) 683-3323



-------------------------------------------------------------
(Former name or former address, if changed since last report)





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ITEM 5.   OTHER EVENTS.

     On August 1, 1997, the Registrant issued the press release attached as
Exhibit 99.1 announcing that it had entered into agreements in principal for the settlement of both the federal securities law class action litigation pending in Federal District Court in Denver, Colorado, and the derivative litigation pending in the Court of Chancery of Delaware involving the Company and certain of its officers, directors and others, as well as obtaining title to its borrower's interest in the subleasehold mortgage of the International Market Place, a retail center in Honolulu, Hawaii. The information contained in this press release is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            99.1  Press Release of Registrant dated August 1, 1997.




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                                SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    RESORT INCOME INVESTORS, INC.
                                    (Registrant)



DATE:  August 1, 1997         By:     /s/ John R. Young

                              Name:   John R. Young
                              Title:  Chairman of the Board of Directors,
                                      Chief Executive Officer,
                                      President and
                                      Chief Financial Officer





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                               EXHIBIT INDEX


    EXHIBIT NUMBER                                    ITEM
    --------------                                    ----

          99.1                                      Press Release